UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 05, 2022

INTELLIA THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37766	36-4785571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Erie Street, Suite 130
Cambridge, Massachusetts		02139
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 857 285-6200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NTLA	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On November 5, 2022, Intellia Therapeutics, Inc. (the “Company” or “Intellia”) issued a press release titled “Intellia Presents Updated Interim Data from the Cardiomyopathy Arm of Ongoing Phase 1 Study of NTLA-2001, an Investigational CRISPR Therapy for the Treatment of Transthyretin (ATTR) Amyloidosis at the American Heart Association Scientific Sessions 2022”. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information under this Item 7.01, including Exhibit 99.1 hereto, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Interim Clinical Data of NTLA-2001

On November 5, 2022, the Company announced additional interim results from an ongoing Phase 1 clinical trial of NTLA-2001, an investigational, in vivo CRISPR/Cas9 genome editing therapy in development as a single-dose treatment for transthyretin (ATTR) amyloidosis in collaboration with Regeneron Pharmaceuticals, Inc. (Regeneron). Results were presented in a Late-Breaking Science oral presentation at the American Heart Association (AHA) Scientific Sessions 2022, held November 5 – 7 in Chicago, Illinois.

The interim data from the dose-escalation portion of the Phase 1 study include 12 adult patients with ATTR amyloidosis with cardiomyopathy (ATTR-CM) with New York Heart Association (NYHA) Class I – III heart failure. The data presented were as of a data cutoff date of August 25, 2022. Single doses of 0.7 mg/kg and 1.0 mg/kg of NTLA-2001 were administered via a single intravenous infusion, and the change from baseline in serum transthyretin (TTR) protein concentration was measured for each patient.

Administration of NTLA-2001 led to rapid and deep reductions in serum TTR by day 28 as follows:

Cohort	Mean (min, max) % serum TTR reduction by day 28
0.7 mg/kg, NYHA Class I/II (n=3) *	92% (91%, 95%)
0.7 mg/kg, NYHA Class III (n=6) *	94% (91%, 97%)
1.0 mg/kg, NYHA Class I/II (n=3)	92% (90%, 95%)
*Mean (min, max) % serum TTR reduction by day 28 for 0.7 mg/kg dose level (n=9) was 93% (91%, 97%).

These deep reductions in serum TTR were sustained through the observation period, with patient follow-up ranging from four to six months. These data highlight NTLA-2001’s potential as a one-time treatment to permanently inactivate the TTR gene and reduce the disease-causing protein in people with ATTR-CM.

At both dose levels, NTLA-2001 was generally well tolerated. As previously reported, two of 12 patients reported transient infusion reactions, which were the only observed treatment-related adverse events. One patient in the 0.7 mg/kg dose NYHA Class III cohort experienced a Grade 3 infusion-related reaction, which resolved without clinical sequalae. Per the study protocol, this group was subsequently expanded from three to six patients to further characterize safety at this dose level. No additional patients in the 0.7 mg/kg dose NYHA Class III cohort reported a treatment-related adverse event. No clinically significant laboratory abnormalities were observed at either dose level.

The Phase 1 study, run by Intellia as the program’s development and commercialization lead as part of a multi-target collaboration with Regeneron, is evaluating NTLA-2001 in patients with either ATTR-CM or hereditary ATTR amyloidosis with polyneuropathy (ATTRv-PN). Dosing at 55 mg, the fixed dose corresponding to 0.7 mg/kg, is ongoing in Part 2, the dose-expansion portion of the study. Intellia remains on track to complete, by the end of this year, planned enrollment of both arms of the Phase 1 study that will inform the dose selection for subsequent pivotal studies.

Forward Looking Statements.

This Current Report on Form 8-K and certain of the materials furnished or filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, but are not limited to, express or implied statements regarding Intellia’s beliefs and expectations regarding: its ability to conduct and complete clinical studies for NTLA-2001 for the treatment of transthyretin amyloidosis (“ATTR”); its ability to generate data to demonstrate NTLA-2001 as potential one-time treatment to permanently inactivate the TTR gene and reduce the disease-causing protein in people with ATTR-CM; the belief that NTLA-2001 can halt and potentially even reverse ATTR; the timing of completing enrollment for both arms of the Phase 1 study for NTLA-2001; its ability to demonstrate its platform’s modularity and replicate or apply results achieved in preclinical studies and clinical studies, including those in its NTLA-2001 program, in any future studies, including human clinical trials; and the timing of regulatory filings and clinical trial execution, including enrollment and dosing of patients.

Any forward-looking statements are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that could cause actual results to differ materially and adversely from those set forth in or implied by any forward-looking statements. These risks, uncertainties and factors include, but are not limited to: risks related to the successful enrollment of patients in the Phase 1 study for NTLA-2001 for the treatment of ATTRv-PN or ATTR-CM; risks related to Intellia’s ability to protect and maintain its intellectual property position; risks related to the authorization, initiation and conduct of studies and other development requirements, including manufacturing, for its in vivo and ex vivo product candidates, including NTLA-2001; the risk that any one or more of Intellia’s product candidates, including NTLA-2001, will not be successfully developed and commercialized; the risk that the results of preclinical studies or clinical studies, including for NTLA-2001, will not be predictive of future results in connection with future studies; and the risk that Intellia will not be able to demonstrate its platform’s modularity and replicate or apply results achieved in preclinical studies to develop additional product candidates, including to apply its proprietary CRISPR/Cas9 technology platform successfully to additional product candidates. For a discussion of these and other risks, uncertainties, and other important factors, any of which could cause Intellia’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in Intellia’s most recent annual report on Form 10-K and quarterly report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”), as well as discussions of potential risks, uncertainties and other important factors in Intellia’s other filings with the SEC, including those contained or incorporated by reference. Any forward-looking statements represent Intellia’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Intellia explicitly disclaims any obligation to update any forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated November 5, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Intellia Therapeutics, Inc.

Date:	November 7, 2022	By:	/s/ John M. Leonard
Name: John M. Leonard Title: Chief Executive Officer and President